VOYA VARIABLE PORTFOLIOS, INC.
Voya Small Company Portfolio
(the “Portfolio”)
Supplement dated May 1, 2025
to the Portfolio’s Adviser Class, Class I, Class R6, and Class S Shares’
Summary Prospectus and Prospectus, each dated May 1, 2025
(together, the “Prospectuses”)
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
In accordance with recent changes to regulatory disclosure requirements regarding investment company names, the Portfolio’s policy to invest in accordance with the investment focus that the Portfolio’s name suggests (the “80% Investment Policy”) is changed effective June 30, 2025 (the “Effective Date”), as set forth below.
Current 80% Investment Policy	New 80% Investment Policy as of the
Effective Date
Under normal market conditions, the Portfolio	Under normal circumstances, the Portfolio invests
invests at least 80% of its net assets (plus	at least 80% of its net assets (plus the amount of
borrowings for investment purposes) in common	any borrowings for investment purposes) in
stocks of small-capitalization companies.	investments tied to small-capitalization
companies.
Although the Portfolio’s new 80% Investment Policy and related disclosure changes are set forth in the Portfolio’s Prospectuses, these changes will not be effective until the Effective Date. Until the Effective Date, the Portfolio’s current 80% Investment Policy and related disclosure, as set forth in the table below under the heading “Current Disclosure”, will continue in effect and supersede the disclosure in the first paragraph in the section of the Prospectuses entitled “Principal Investment Strategies” (which, for reference, is set forth in the table below under the heading “Disclosure as of the Effective Date”).
Current Disclosure	Disclosure as of the Effective Date
Under normal market conditions, the Portfolio	Under normal circumstances, the Portfolio invests
invests at least 80% of its net assets (plus	at least 80% of its net assets (plus the amount of
borrowings for investment purposes) in common	any borrowings for investment purposes) in
stocks of small-capitalization companies. The	investments tied to small-capitalization
Portfolio will provide shareholders with at least 60	companies. For purposes of this 80% policy,
days’ prior notice of any change in this investment	small-capitalization companies means companies
policy.	with market capitalizations that fall within the
capitalization range of companies within the
For this Portfolio, the sub-adviser and the sub-sub-	Russell 2000® Index (the “Index”) or the S&P
adviser (together, the “Sub-Adviser”) define	SmallCap 600® Index.
small-capitalization companies as companies that
are included in the Russell 2000® Index (the
“Index”) or the S&P SmallCap 600® Index at the
time of purchase, or if not included in either
index, have market capitalizations that fall within
the range of companies within the Index or the
S&P SmallCap 600® Index at the time of
purchase.
In addition, the section of the Prospectus entitled “Additional Information About 80% Investment Policies Related to Portfolio Names” is inapplicable to the Portfolio until the Effective Date.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE. THIS SUPPLEMENT WILL EXPIRE ON THE EFFECTIVE DATE.